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                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS


            We consent to the use of our report dated September 9, 2000, with respect to the financial statements of Intelilabs.Com, Incorporated for the year ended June 30, 2000, included in the Form 10-KSB Amendment 2 Statement for the year ended June 30, 2000.



                                                     /s/ Kabani & Company, Inc.
                                                     ---------------------------
                                                     Kabani & Company, Inc.
                                                     Fountain Valley, California
                                                     November 16, 2000